BRINSON SERIES TRUST -- AGGRESSIVE GROWTH PORTFOLIO                ANNUAL REPORT

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Brinson Series Trust--Aggressive Growth Portfolio (Class H) and the S&P 500 Index, from November 2, 1993 (the Fund's inception) through December 31, 2001

                                             AGGRESSIVE GROWTH
                                             PORTFOLIO (CLASS H)      S&P 500 INDEX
11/93                                              $10,000               $10,000
11/93                                              $ 9,890               $ 9,905
12/93                                              $ 9,964               $10,025
01/94                                              $10,365               $10,366
02/94                                              $10,224               $10,085
03/94                                              $ 9,734               $ 9,646
04/94                                              $ 9,924               $ 9,770
05/94                                              $ 9,750               $ 9,929
06/94                                              $ 9,289               $ 9,686
07/94                                              $ 9,449               $10,003
08/94                                              $10,071               $10,412
09/94                                              $ 9,900               $10,158
10/94                                              $10,000               $10,386
11/94                                              $ 9,469               $10,008
12/94                                              $ 9,675               $10,156
01/95                                              $ 9,565               $10,419
02/95                                              $10,056               $10,824
03/95                                              $10,257               $11,144
04/95                                              $10,347               $11,471
05/95                                              $10,558               $11,929
06/95                                              $11,139               $12,206
07/95                                              $11,831               $12,610
08/95                                              $12,041               $12,641
09/95                                              $12,222               $13,175
10/95                                              $12,112               $13,127
11/95                                              $12,292               $13,702
12/95                                              $11,710               $13,967
01/96                                              $11,989               $14,442
02/96                                              $12,402               $14,576
03/96                                              $12,464               $14,716
04/96                                              $13,280               $14,932
05/96                                              $13,642               $15,316
06/96                                              $13,218               $15,374
07/96                                              $12,216               $14,694
08/96                                              $13,012               $15,005
09/96                                              $14,220               $15,848
10/96                                              $14,168               $16,285
11/96                                              $14,664               $17,515
12/96                                              $14,665               $17,168
01/97                                              $15,125               $18,239
02/97                                              $13,926               $18,383
03/97                                              $13,265               $17,630
04/97                                              $13,679               $18,680
05/97                                              $15,080               $19,822
06/97                                              $15,954               $20,704
07/97                                              $17,814               $22,350
08/97                                              $17,881               $21,098
09/97                                              $19,116               $22,252
10/97                                              $18,108               $21,509
11/97                                              $17,828               $22,505
12/97                                              $17,710               $22,892
01/98                                              $17,816               $23,144
02/98                                              $19,547               $24,812
03/98                                              $20,723               $26,083
04/98                                              $21,054               $26,349
05/98                                              $19,930               $25,896
06/98                                              $20,895               $26,947
07/98                                              $19,587               $26,661
08/98                                              $15,569               $22,809
09/98                                              $16,560               $24,271
10/98                                              $17,261               $26,242
11/98                                              $18,728               $27,832
12/98                                              $20,420               $29,435
01/99                                              $20,689               $30,665
02/99                                              $19,042               $29,712
03/99                                              $19,611               $30,900
04/99                                              $20,629               $32,096
05/99                                              $20,644               $31,338
06/99                                              $22,201               $33,078
07/99                                              $21,977               $32,046
08/99                                              $21,438               $31,886
09/99                                              $21,513               $31,012
10/99                                              $22,441               $32,975
11/99                                              $23,459               $33,644
12/99                                              $25,540               $35,623
01/00                                              $23,294               $33,834
02/00                                              $27,067               $33,195
03/00                                              $27,525               $36,441
04/00                                              $26,669               $35,344
05/00                                              $24,985               $34,620
06/00                                              $27,774               $35,472
07/00                                              $26,504               $34,918
08/00                                              $30,203               $37,087
09/00                                              $30,148               $35,128
10/00                                              $27,553               $34,981
11/00                                              $22,611               $32,224
12/00                                              $24,323               $32,382
01/01                                              $24,847               $33,532
02/01                                              $21,866               $30,474
03/01                                              $19,217               $28,542
04/01                                              $22,556               $30,759
05/01                                              $23,283               $30,965
06/01                                              $23,155               $30,213
07/01                                              $22,342               $29,917
08/01                                              $20,886               $28,044
09/01                                              $18,960               $25,778
10/01                                              $19,774               $26,273
11/01                                              $21,186               $28,286
12/01                                              $22,170               $28,540

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/01

                                         6 MONTHS    1 YEAR     5 YEARS    INCEPTION*
AGGRESSIVE GROWTH PORTFOLIO (CLASS H)     -4.25%     -8.85%       8.62%      10.24%
S&P 500 INDEX                             -5.56      -11.88      10.70       13.98

* Inception: since commencement of issuance on November 2, 1993 for Class H shares. Index inception returns are as of nearest month end: October 31, 1993.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[SIDENOTE]

The graph depicts the performance of Brinson Series Trust--Aggressive Growth Portfolio (Class H) versus the S&P 500 Index. It is important to note the Aggressive Growth Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Dear Contract Owner,                                           February 15, 2002

We present you with the annual report for Brinson Series Trust--Aggressive Growth Portfolio for the fiscal year ended December 31, 2001.

MARKET REVIEW

[GRAPHIC] During the fiscal year ended December 31, 2001, stocks struggled in an uncertain economic environment. Economic growth declined, unemployment rose, capital spending decreased and corporate profits sank. While there were some positive economic factors--modest inflation, lower interest rates and relatively robust consumer spending--the general downward trend in economic growth continued. In an effort to stimulate the economy, the Federal Reserve (the "Fed") implemented one of the most aggressive interest-rate reduction cycles in history: from January 2001 through December 2001, the Fed trimmed interest rates 11 times for a total reduction of 4.75%.

Against this backdrop, equity stock prices declined significantly, as investors sought the relative safe havens of fixed-income and money market securities. Value stocks were also favored in this environment and the aggressive growth area was negatively affected. The broad sell-off in U.S. stocks, which began in mid-2000, officially became a bear market in March 2001 when the S&P 500 Index dipped more than 20% below its all-time high of a year earlier. Blue-chip stocks also approached bear territory when the Dow Jones Industrial Average came within a dozen points of a 20% drop.

The events of September 11 exacerbated an already difficult situation. After closing for four days, the equity markets resumed trading on September 17 and stock prices declined precipitously for five days when most market indices reached their lows for the year. While the general trend of the market was down for the entire fiscal year, there were brief periods of upward movement. For example, in the fourth quarter of 2001, stocks rallied, and even the most beaten down stocks, such as those in the technology sector, produced significant gains. The fourth-quarter rally was not strong enough to put the major stock indices into positive territory, and most market indices ended the year lower. The Dow Jones Industrial Average declined 5.4% and the Nasdaq Composite Index, which is heavily weighted in technology stocks, declined 21.0%.

PORTFOLIO HIGHLIGHTS

During the challenging and tumultuous fiscal year ended December 31, 2001, the Portfolio's Class H shares declined 8.9%. In comparison, the S&P 500 Index, the Portfolio's benchmark, was down 11.9% for the same period.

During the fiscal year, rotation in and out of the technology sector was a dominant theme in the stock market. For the second straight year, technology stocks led the market lower. In response to the downward pressure in the technology sector, the Portfolio's technology position declined from 40.6% at the beginning of the year to 23.8% at mid-year to 22.2% of net assets at the end of the year. While technology stocks in general performed poorly, certain stocks exhibited strength. For example, two of the Portfolio's top performing technology stocks were NVIDIA Corp. of Santa Clara, California, which develops software and hardware systems for entertainment platforms; and SunGard Data Systems of Wayne, Pennsylvania, which provides integrated information technology products to the financial services industry.

In the health care area, the Portfolio's exposure rose from 23.5% of net assets at the beginning of the year to 31.2% by mid-year. At year-end, health care stocks accounted for 26.3% of the Portfolio's net assets. Health care stocks are usually defensive investments; that is, they tend to be less affected by downturns in the economy. The defensive nature of health care stocks and a positive outlook for more aggressively oriented biotechnology companies contributed to the Portfolio's return. During the year, Idec Pharmaceuticals, a San Diego-based drug research and development firm, was one of the Portfolio's best performers. The Portfolio also benefited from good stock selection in the consumer services area. Positive returns from financial services and insurance companies also supported performance.

In contrast, poor stock selection in the producers/manufacturing, consumer nondurables and retail sectors held back the Portfolio's return. After the events of September 11, many investors believed that these sectors would suffer from reduced consumer spending. However, a quick recovery in consumer confidence, amid reports that the U.S. economy appeared to be on the mend, kept spending strong. As a result, these groups held up better than expected.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                    12/31/01          6/30/01
--------------------------------------------------------------------------------
Number of Securities                                    82                78
Net Assets (mm)                                       $5.3              $7.3
Stocks                                               100.1%             99.6%
Cash & Equivalents                                     0.5%              0.7%
Liabilities in Excess of Other Assets                 -0.6%             -0.3%
--------------------------------------------------------------------------------

TOP FIVE SECTORS*                  12/31/01                                        6/30/01
-------------------------------------------------------------------------------------------
Health Care                            26.3%     Health Care                          31.2%
Information Technology                 22.2      Information Technology               23.8
Financials                             13.7      Consumer Discretionary               17.0
Consumer Discretionary                 13.5      Financials                           10.8
Industrials                            10.2      Energy                               10.3
-------------------------------------------------------------------------------------------
Total                                  85.9%     Total                                93.1%

TOP TEN HOLDINGS*                  12/31/01                                        6/30/01
-------------------------------------------------------------------------------------------
L-3 Communications                      2.5%     SunGard Data Systems                  3.6%
Apollo Group                            2.5      Idec Pharmaceuticals                  3.1
SEI                                     2.2      Genzyme                               2.9
Lincare                                 2.0      Ivax                                  2.8
First Tennessee National                2.0      International Game Technology         2.7
Idec Pharmaceuticals                    1.9      Apollo Group                          2.6
BISYS Group                             1.9      SEI                                   2.5
BJ's Wholesale Club                     1.8      NVIDIA                                2.3
Affiliated Computer Services            1.8      King Pharmaceuticals                  2.0
Barr Laboratories                       1.8      BJ's Wholesale Club                   2.0
-------------------------------------------------------------------------------------------
Total                                  20.4%     Total                                26.5%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer all of its assets and stated liabilities to Growth Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Growth Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Growth Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Growth Portfolio will realize any gain or loss. Proxy solicitation materials that provide more information about the proposed merger were mailed to shareholders in January, 2002. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

We see signs that the equity market may have reached its bottom. Key signals include:

- a relatively benign earnings season with fewer negative surprises. Analysts may have overstated negative guidance and may have to raise earnings estimates.

- a bottoming of orders for technology goods and services. For example, electronic retailers have reported healthy demand for new digital products.

As we look ahead, we believe that the U.S. economy and stock market are stabilizing and should be healthier than they have been in the past 18 months. There are signs that the deterioration in economic fundamentals is ending and there may be a rebound in 2002. In addition, a number of factors suggest improved market performance in 2002, including unprecedented monetary stimulus, the potential passage of a fiscal stimulus bill by Congress, encouraging economic reports and better year-over-year earnings comparisons.

As market fundamentals improve, aggressive growth stocks should be poised to perform strongly. Our aim in managing the Portfolio is to identify and invest in companies with strong fundamentals that are industry leaders. Given the uncertainties of the economy and the market, stock selection and diversification are likely to matter more than ever. We will continue to use a proven investment approach that is centered on sustainable change and timeliness of investment in pursuit of attractive appreciation opportunities. Our investment philosophy guides us to move the Portfolio toward strength and away from weakness each day in any market environment. We believe this strategy has the potential to deliver exceptional results to investors over time.

Our ultimate objective in managing your investments is to help you work toward reaching your financial goals. We thank you for your continued support and welcome any questions or comments you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2001

NUMBER OF
 SHARES                                                          VALUE
---------                                                      ---------
COMMON STOCKS--100.14%

AEROSPACE & DEFENSE--1.81%
         700   Alliant Techsystems, Inc.*                       $ 54,040
       1,500   Precision Castparts Corp.                          42,375
                                                                --------
                                                                  96,415
                                                                --------
BANKS--7.50%
       1,400   Associated Banc-Corp                               49,406
       2,200   Doral Financial Corp.                              68,662
       2,900   First Tennessee National Corp.(1)                 105,154
       1,300   Investors Financial Services Corp.                 86,073
       2,800   North Fork Bancorp., Inc.                          89,572
                                                                --------
                                                                 398,867
                                                                --------
BEVERAGES--1.41%
       3,200   Pepsi Bottling Group, Inc.                         75,200
                                                                --------
BIOTECHNOLOGY--3.92%
         900   Chiron Corp.*                                      39,456
       1,000   Gilead Sciences, Inc.*                             65,720
       1,500   Idec Pharmaceuticals Corp.*                       103,395
                                                                --------
                                                                 208,571
                                                                --------
CHEMICALS--2.10%
       3,600   Airgas, Inc.*                                      54,432
       1,600   Cabot Corp.                                        57,120
                                                                --------
                                                                 111,552
                                                                --------
COMMERCIAL SERVICES & SUPPLIES--6.97%
       2,900   Apollo Group, Inc.*                               130,529
       1,600   BISYS Group, Inc.*                                102,384
       1,100   CSG Systems International, Inc.*                   44,495
       1,200   Fiserv, Inc.*                                      50,784
       1,400   Renaissance Learning, Inc.*                        42,658
                                                                --------
                                                                 370,850
                                                                --------
COMMUNICATIONS EQUIPMENT--2.54%
       1,500   L-3 Communications Holdings, Inc.*                135,000
                                                                --------
DIVERSIFIED FINANCIALS--3.40%
       2,000   Federated Investors, Inc., Class B                 63,760
       2,600   SEI Corp.                                         117,286
                                                                --------
                                                                 181,046
                                                                --------
ELECTRIC UTILITIES--1.54%
       2,800   NRG Energy, Inc.                                   43,400
       1,100   PPL Corp.                                          38,335
                                                                --------
                                                                  81,735
                                                                --------
ENERGY EQUIPMENT & SERVICES--3.10%
       1,800   BJ Services Co.*                                   58,410
       1,100   Helmerich & Payne, Inc.                            36,718
       1,300   Smith International, Inc.*                         69,706
                                                                --------
                                                                 164,834
                                                                --------
FOOD & DRUG RETAILING--1.21%
       2,900   SUPERVALU, Inc.                                  $ 64,148
                                                                --------
FOOD PRODUCTS--0.87%
       2,100   Smithfield Foods, Inc.*                            46,284
                                                                --------
HEALTH CARE EQUIPMENT & SUPPLIES--7.67%
       1,500   Biomet, Inc.                                       46,350
       2,800   Cytyc Corp.*                                       73,080
       1,500   Dentsply International, Inc.                       75,300
       1,200   Diagnostic Products Corp.                          52,740
       1,900   Henry Schein, Inc.*                                70,357
       3,000   STERIS Corp.*                                      54,810
         500   Varian Medical Systems, Inc.*                      35,630
                                                                --------
                                                                 408,267
                                                                --------
HEALTH CARE PROVIDERS & SERVICES--9.91%
         884   AmerisourceBergen Corp.                            56,178
       3,400   Caremark Rx, Inc.*                                 55,454
       2,300   Coventry Health Care, Inc.*                        45,885
         900   Laboratory Corp. of
               America Holdings*                                  72,765
       1,400   Lifepoint Hospitals, Inc.*                         47,656
       3,700   Lincare Holdings, Inc.*                           106,005
       2,000   Pharmaceutical Product
               Development, Inc.*                                 64,620
       1,100   Quest Diagnostics, Inc.*                           78,881
                                                                --------
                                                                 527,444
                                                                --------
HOTELS, RESTAURANTS & LEISURE--3.08%
       1,800   Darden Restaurants, Inc.                           63,720
       1,000   GTECH Holdings Corp.*                              45,290
         800   International Game Technology*                     54,640
                                                                --------
                                                                 163,650
                                                                --------
HOUSEHOLD DURABLES--1.38%
       1,000   Whirlpool Corp.                                    73,330
                                                                --------
INSURANCE--2.80%
       2,700   Gallagher Arthur J. & Co.                          93,123
       2,000   Old Republic International Corp.                   56,020
                                                                --------
                                                                 149,143
                                                                --------
INTERNET SOFTWARE & SERVICES--1.67%
       2,900   EarthLink, Inc.*                                   35,293
       1,800   Retek, Inc.*                                       53,766
                                                                --------
                                                                  89,059
                                                                --------
IT CONSULTING & SERVICES--4.55%
         900   Affiliated Computer Services, Inc.*                95,517
       3,100   SunGard Data Systems, Inc.*                        89,683
       2,700   Total System Services, Inc.                        57,186
                                                                --------
                                                                 242,386
                                                                --------

NUMBER OF
 SHARES                                                          VALUE
---------                                                      ---------
Common Stocks--(concluded)

MACHINERY--1.46%
       2,000   Donaldson Co., Inc.                            $   77,680
                                                              ----------
MEDIA--1.70%
       1,800   Scholastic Corp.*                                  90,594
                                                              ----------
MULTILINE RETAIL--4.56%
       2,200   BJ's Wholesale Club, Inc.*                         97,020
       2,800   J.C. Penney Co., Inc.                              75,320
       2,200   Ross Stores, Inc.                                  70,576
                                                              ----------
                                                                 242,916
                                                              ----------
OIL & GAS--2.30%
       1,700   Valero Energy Corp.(1)                             64,804
       3,300   XTO Energy, Inc.                                   57,750
                                                              ----------
                                                                 122,554
                                                              ----------
PERSONAL PRODUCTS--0.93%
       4,200   Perrigo Co.*                                       49,644
                                                              ----------
PHARMACEUTICALS--4.83%
       1,200   Barr Laboratories, Inc.*                           95,232
       1,466   King Pharmaceuticals, Inc.*                        61,763
       1,500   Mylan Laboratories, Inc.                           56,250
       2,800   SICOR, Inc.*                                       43,904
                                                              ----------
                                                                 257,149
                                                              ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.80%
       2,600   Integrated Device Technology*                  $   69,134
       1,700   Lam Research Corp.*                                39,474
       1,000   Microchip Technology, Inc.*                        38,740
       3,400   Pixelworks, Inc.*                                  54,604
                                                              ----------
                                                                 201,952
                                                              ----------
SOFTWARE--9.63%
       1,300   Activision, Inc.*                                  33,813
       1,000   Cerner Corp.*                                      49,930
       2,000   Citrix Systems, Inc.*                              45,320
       3,700   Compuware Corp.*                                   43,623
       1,400   Electronic Arts, Inc.*                             83,930
       1,200   NVIDIA Corp.*                                      80,280
       3,000   Serena Software, Inc.*                             65,220
       2,400   Sybase, Inc.*                                      37,824
       1,500   THQ, Inc.*                                         72,705
                                                              ----------
                                                                 512,645
                                                              ----------
SPECIALTY RETAIL--2.82%
       1,000   AutoZone, Inc.*                                    71,800
       3,100   Blockbuster, Inc., Class A                         78,120
                                                              ----------
                                                                 149,920
                                                              ----------
TOBACCO--0.68%
       1,000   Universal Corp.                                    36,410
                                                              ----------
Total Common Stocks (cost--$4,817,683)                         5,329,245
                                                              ----------

PRINCIPAL
 AMOUNT
  (000)                                                                              MATURITY DATE     INTEREST RATE
---------                                                                            -------------     -------------
REPURCHASE AGREEMENT--0.45%

$24        Repurchase agreement dated 12/31/01 with State Street Bank and
           Trust Co., collateralized by $20,000 U.S. Treasury Bonds, 8.75% due
           05/15/17 (value--$26,269); proceeds: $24,002 (cost--$24,000)                 01/02/02           1.60%            24,000
                                                                                                                        ----------
Total Investments (cost--$4,841,683)--100.59%                                                                            5,353,245
Liabilities in excess of other assets--(0.59)%                                                                             (31,409)
                                                                                                                        ----------
Net Assets--100.00%                                                                                                     $5,321,836
                                                                                                                        ==========

----------
*     Non-Income producing security.
(1)   Security, or a portion thereof, was on loan at December 31, 2001.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2001

ASSETS
Investments in securities, at value (cost--$4,841,683)                                                $ 5,353,245
Investments of cash collateral received for securities loaned, at value (cost--$123,200)                  123,200
Cash                                                                                                           49
Receivable for shares of beneficial interest sold                                                           5,467
Dividends and interest receivable                                                                           1,947
Other assets                                                                                                1,217
                                                                                                      -----------
Total assets                                                                                            5,485,125
                                                                                                      -----------

LIABILITIES
Collateral for securities loaned                                                                          123,200
Payable to affiliates                                                                                       3,624
Accrued expenses and other liabilities                                                                     36,465
                                                                                                      -----------
Total liabilities                                                                                         163,289
                                                                                                      -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding1,028,118 (unlimited amount authorized)       6,054,996
Accumulated net realized losses from investment transactions                                           (1,244,722)
Net unrealized appreciation of investments                                                                511,562
                                                                                                      -----------
Net assets                                                                                            $ 5,321,836
                                                                                                      ===========
Net asset value, offering price and redemption value per share                                              $5.18
                                                                                                            =====

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                          FOR THE
                                                                        YEAR ENDED
                                                                    DECEMBER 31, 2001
                                                                    -----------------
INVESTMENT INCOME:
Dividends                                                              $    18,738
Interest                                                                     4,693
                                                                       -----------
                                                                            23,431
                                                                       -----------

EXPENSES:
Investment advisory and administration                                      54,612
Professional fees                                                           32,770
Reports and notices to shareholders                                         21,280
Trustees' fees                                                               5,044
Custody and accounting                                                       4,096
Transfer agency and related services fees                                    1,500
Other expenses                                                               5,270
                                                                       -----------
                                                                           124,572
Less: Fee waiver from advisor                                                   (9)
                                                                       -----------
Net expenses                                                               124,563
                                                                       -----------
Net investment loss                                                       (101,132)
                                                                       -----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from investment transactions                        (1,232,677)
Net change in unrealized appreciation/depreciation of investments          434,285
                                                                       -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES             (798,392)
                                                                       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $  (899,524)
                                                                       ===========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEARS ENDED
                                                                                         DECEMBER 31,
                                                                                -----------------------------
                                                                                    2001              2000
                                                                                -----------      ------------
FROM OPERATIONS:
Net investment loss                                                             $  (101,132)     $   (145,110)
Net realized gains (losses) from investment transactions                         (1,232,677)        2,689,986
Net change in unrealized appreciation/depreciation of investments                   434,285        (2,696,698)
                                                                                -----------      ------------
Net decrease in net assets resulting from operations                               (899,524)         (151,822)
                                                                                -----------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investment transactions                                  (2,535,883)       (7,222,937)
                                                                                -----------      ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                250,432           267,737
Cost of shares repurchased                                                       (3,014,615)       (6,620,882)
Proceeds from dividends reinvested                                                2,535,883         7,222,937
                                                                                -----------      ------------
Net increase (decrease) in net assets from beneficial interest transactions        (228,300)          869,792
                                                                                -----------      ------------
Net decrease in net assets                                                       (3,663,707)       (6,504,967)

NET ASSETS:
Beginning of year                                                                 8,985,543        15,490,510
                                                                                -----------      ------------
End of year                                                                     $ 5,321,836      $  8,985,543
                                                                                ===========      ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Aggressive Growth Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering four portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable annuity contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors"), the investment advisor and administrator of the Portfolio, or by Nicholas-Applegate Capital Management L.P. ("NACM") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISOR AND ADMINISTRATOR

      The Board has approved an Investment Advisory and Administration Contract between the Fund and Brinson Advisors ("Advisory Contract"), under which Brinson Advisors serves as investment advisor and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.80% of the Portfolio's average daily net assets. Brinson Advisors has entered into a Sub-Advisory Contract with NACM dated April 19, 2001 ("NACM Contract"), pursuant to which NACM serves as investment sub-advisor for the Portfolio. Under the NACM Contract, Brinson Advisors (not the Portfolio) pays NACM a fee, accrued daily and paid monthly at an annual rate of 0.50% of the Portfolio's average daily net assets. At December 31, 2001, the Portfolio owed Brinson Advisors $3,608 in investment advisory and administration fees. Brinson Advisors waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in Brinson Private Money Market Fund LLC. For the year ended December 31, 2001, Brinson Advisors waived $9.

      For the year ended December 31, 2001, the Portfolio did not pay brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Portfolio.

SECURITIES LENDING

      The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended December 31, 2001, UBS PaineWebber earned $104 in compensation as the Portfolio's lending agent and the Portfolio earned compensation of $307, net of fees, rebates and expenses. At December 31, 2001, the Portfolio owed UBS PaineWebber $16 in compensation for its services as lending agent. UBS PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

----------
*     UBS PaineWebber is a service mark of UBS AG.

      At December 31, 2001, the Portfolio had securities on loan having a market value of $119,008. The Portfolio's custodian held cash having an aggregate value of $123,200 as collateral for portfolio securities loaned which was invested as follows:

NUMBER OF
  SHARES                                                                                                                   VALUE
---------                                                                                                                --------
  12,656          AIM Liquid Assets Portfolio                                                                            $ 12,656
 110,544          Brinson Private Money Market Fund LLC                                                                   110,544
                                                                                                                         --------
                  Total investments of cash collateral received for securities loaned (cost--$123,200)                   $123,200
                                                                                                                         ========

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $300 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      At December 31, 2001, the components of net unrealized appreciation of investments for federal income tax purposes were as follows:

Gross appreciation (investments having an excess of value over cost)     $ 673,695
Gross depreciation (investments having an excess of cost over value)      (207,367)
                                                                         ---------
Net unrealized appreciation of investments                               $ 466,328
                                                                         =========

      For the year ended December 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $6,102,032 and $8,992,154, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income tax is required.

      The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 were as follows:

                                   2001           2000
                                ----------     ----------
Distributions paid from:
Ordinary Income                 $  971,309     $1,625,867
Net long term capital gains      1,564,574      5,597,070
                                ----------     ----------
Total distributions paid        $2,535,883     $7,222,937
                                ==========     ==========

      As of December 31, 2001 the components of accumulated deficit on a tax basis were as follows:

            Accumulated capital and other losses                    $(1,199,489)
            Net unrealized appreciation                                 466,328
                                                                    -----------
            Total accumulated deficit                               $  (733,161)
                                                                    ===========

      The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At December 31, 2001, the Portfolio had a capital loss carryforward of $1,199,489 available as a reduction to the extent provided in the regulations, of any future net realized capital gains. The capital loss carryforward will expire by December 31, 2009. To the extent that such losses are used to offset future capital gains, it is probable that such gains will not be distributed.

      To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2001, the Portfolios' accumulated net investment loss was decreased by $101,132, accumulated net realized losses were decreased by $178 and beneficial interest was decreased by $101,310. Permanent book/tax differences are primarily attributable to net operating losses.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                   ----------------------------
                                                     2001                2000
                                                   --------            --------
Shares sold                                          43,748              18,125
Shares repurchased                                 (578,300)           (616,025)
Dividends reinvested                                543,015             709,522
                                                   --------            --------
Net increase                                          8,463             111,622
                                                   ========            ========

BRINSON SERIES TRUST -- AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                     -------------------------------------------------------------
                                                                      2001         2000          1999          1998          1997
                                                                     ------       ------       -------       -------       -------
Net asset value, beginning of year                                   $ 8.81       $17.06       $ 13.64       $ 13.40       $ 13.09
                                                                     ------       ------       -------       -------       -------
Net investment loss                                                   (0.10)       (0.14)        (0.18)        (0.12)        (0.09)
Net realized and unrealized gains (losses) from investments           (0.96)        0.48          3.60          2.15          2.78
                                                                     ------       ------       -------       -------       -------
Net increase (decrease) from investment operations                    (1.06)        0.34          3.42          2.03          2.69
                                                                     ------       ------       -------       -------       -------
Distributions from net realized gains from investment activities      (2.57)       (8.59)           --         (1.79)        (2.38)
                                                                     ------       ------       -------       -------       -------
Net asset value, end of year                                         $ 5.18       $ 8.81       $ 17.06       $ 13.64       $ 13.40
                                                                     ======       ======       =======       =======       =======
Total investment return(1)                                            (8.85)%      (4.76)%       25.07%        15.30%        20.76%
                                                                     ======       ======       =======       =======       =======
Ratios/Supplemental Data:
Net assets, end of year (000's)                                      $5,322       $8,986       $15,491       $18,715       $19,076
Expenses to average net assets                                         1.82%        1.42%         1.38%         1.21%         1.18%
Net investment loss to average net assets                             (1.48)%      (1.12)%       (0.95)%       (0.70)%       (0.59)%
Portfolio turnover                                                       88%         124%          135%           73%           89%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
Brinson Series Trust--Aggressive Growth Portfolio

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Brinson Series Trust--Aggressive Growth Portfolio (one of the Portfolios constituting Brinson Series Trust) as of December 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Series Trust--Aggressive Growth Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 15, 2002

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES

      The Fund is governed by a Board of Trustees which oversees each portfolio's operations and each of whom serves an indefinite term of office. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Trustee or Officer of the Fund, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the Brinson Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee or Officer.

      The Fund's Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling 1-800-647-1568.

INTERESTED TRUSTEES

                                                  POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                                 HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                                FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                             TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                             -----------                          -----------------------------------
Margo N. Alexander*+; 55                       Trustee since 1996             Mrs. Alexander is an executive vice president and a
                                                                              director of UBS PaineWebber (since March 1984). She
                                                                              was chief executive officer of Brinson Advisors from
                                                                              January 1995 to October 2000, a director (from
                                                                              January 1995 to September 2001) and chairman (from
                                                                              March 1999 to September 2001). Mrs. Alexander is a
                                                                              director or trustee of 22 investment companies for
                                                                              which Brinson Advisors, UBS PaineWebber or one of
                                                                              their affiliates serves as investment advisor,
                                                                              sub-advisor or manager.

E. Garrett Bewkes, Jr.*+; 75                       Trustee and                Mr. Bewkes serves as a consultant to UBS PaineWebber
                                                 Chairman of the              (since May 1999). Prior to November 2000, he was a
                                                Board of Trustees             director of Paine Webber Group Inc. ("PW Group",
                                                   since 1990                 formerly the holding company of UBS PaineWebber and
                                                                              Brinson Advisors) and prior to 1996, he was a
                                                                              consultant to PW Group. Prior to 1988, he was
                                                                              chairman of the board, president and chief executive
                                                                              officer of American Bakeries Company. Mr. Bewkes is
                                                                              a director of Interstate Bakeries Corporation. Mr.
                                                                              Bewkes is a director or trustee of 32 investment
                                                                              companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.

INDEPENDENT TRUSTEES

                                                  POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                                 HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                                FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                             TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                             -----------                          -----------------------------------
Richard Q. Armstrong; 66                       Trustee since 1996             Mr. Armstrong is chairman and principal of R.Q.A.
R.Q.A. Enterprises                                                            Enterprises (management consulting firm) (since
One Old Church Road                                                           April 1991 and principal occupation since March
Unit #6                                                                       1995). He is also a director of AlFresh Beverages
Greenwich, CT 06830                                                           Canada, Inc. (a Canadian Beverage subsidiary of
                                                                              AlFresh Foods Inc.) (since October 2000). Mr.
                                                                              Armstrong was chairman of the board, chief executive
                                                                              officer and co-owner of Adirondack Beverages
                                                                              (producer and distributor of soft drinks and
                                                                              sparkling/still waters) (October 1993-March 1995).
                                                                              He was a partner of The New England Consulting Group
                                                                              (management consulting firm) (December
                                                                              1992-September 1993). He was managing director of
                                                                              LVMH U.S. Corporation (U.S. subsidiary of the French
                                                                              luxury goods conglomerate, Louis Vuitton Moet
                                                                              Hennessey Corporation) (1987-1991) and chairman of
                                                                              its wine and spirits subsidiary, Schieffelin &
                                                                              Somerset Company (1987- 1991). Mr. Armstrong is a
                                                                              director or trustee of 22 investment companies for
                                                                              which Brinson Advisors, UBS PaineWebber or one of
                                                                              their affiliates serves as investment advisor,
                                                                              sub-advisor or manager.

David J. Beaubien; 67                          Trustee since 2001             Mr. Beaubien is chairman of Yankee Environmental
101 Industrial Road                                                           Systems, Inc., a manufacturer of meteorological
Turners Falls, MA 01376                                                       measuring systems. Prior to January 1991, he was
                                                                              senior vice president of EG&G, Inc., a company which
                                                                              makes and provides a variety of scientific and
                                                                              technically oriented products and services. He is
                                                                              also director of IEC Electronics, Inc., a
                                                                              manufacturer of electronic assemblies. From 1985 to
                                                                              January 1995, Mr. Beaubien served as a director or
                                                                              trustee on the boards of the Kidder, Peabody & Co.
                                                                              Incorporated mutual funds. Mr. Beaubien is a
                                                                              director or trustee of 22 investment companies for
                                                                              which Brinson Advisors, UBS PaineWebber or one of
                                                                              their affiliates serves as investment advisor,
                                                                              sub-advisor or manager.

Richard R. Burt; 55                            Trustee since 1996             Mr. Burt is chairman of Diligence LLC (international
1275 Pennsylvania Ave., N.W.                                                  investments and consulting firm) (since March 1994)
Washington, D.C. 20004                                                        and a partner of McKinsey & Company (management
                                                                              consulting firm) (since 1991). He is also a director
                                                                              of Archer-Daniels-Midland Company (agricultural
                                                                              commodities), Hollinger International Company
                                                                              (publishing), six investment companies in the
                                                                              Deutsche Bank family of funds, nine investment
                                                                              companies in the Flag Investors family of funds, The
                                                                              Central European Fund, Inc. and The Germany Fund,
                                                                              Inc., vice chairman of Anchor Gaming (provides
                                                                              technology to gaming and wagering industry) (since
                                                                              July 1999) and chairman of Weirton Steel Corp.
                                                                              (makes and finishes steel products) (since April
                                                                              1996). He was the chief negotiator in the Strategic
                                                                              Arms Reduction Talks with the former Soviet Union
                                                                              (1989-1991) and the U.S. Ambassador to the Federal
                                                                              Republic of Germany (1985-1989). Mr. Burt is a
                                                                              director or trustee of 22 investment companies for
                                                                              which Brinson Advisors, UBS PaineWebber or one of
                                                                              their affiliates serves as investment advisor,
                                                                              sub-advisor or manager.

                                                  POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                                 HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                                FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                             TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                             -----------                          -----------------------------------
Meyer Feldberg; 59                             Trustee since 1990             Mr. Feldberg is Dean and Professor of Management of
Columbia University                                                           the Graduate School of Business, Columbia
101 Uris Hall                                                                 University. Prior to 1989, he was president of the
New York, New York 10027                                                      Illinois Institute of Technology. Dean Feldberg is
                                                                              also a director of Primedia Inc. (publishing),
                                                                              Federated Department Stores, Inc. (operator of
                                                                              department stores), Revlon, Inc. (cosmetics) and
                                                                              Select Medical Inc. (healthcare services). Dean
                                                                              Feldberg is a director or trustee of 30 investment
                                                                              companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.

George W. Gowen; 72                            Trustee since 1987             Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                              Dunnington, Bartholow & Miller. Prior to May 1994,
New York, New York 10017                                                      he was a partner in the law firm of Fryer, Ross &
                                                                              Gowen. Mr. Gowen is a director or trustee of 30
                                                                              investment companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.

William W. Hewitt, Jr.**; 73                   Trustee since 2001             Mr. Hewitt is retired. Since 1988, he has served as
c/o Brinson Advisors, Inc.                                                    a director or trustee on the boards of the Guardian
51 West 52nd Street                                                           Life Insurance Company mutual funds. From 1990 to
New York, New York 10019-6114                                                 January 1995, Mr. Hewitt served as a director or
                                                                              trustee on the boards of the Kidder, Peabody & Co.
                                                                              Incorporated mutual funds. From 1986-1988, he was an
                                                                              executive vice president and director of mutual
                                                                              funds, insurance and trust services of Shearson
                                                                              Lehman Brothers Inc. From 1976-1986, he was
                                                                              president of Merrill Lynch Funds Distributor, Inc.
                                                                              Mr. Hewitt is a director or trustee of 22 investment
                                                                              companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.

Morton L. Janklow; 71                          Trustee since 2001             Mr. Janklow is senior partner of Janklow & Nesbit
445 Park Avenue                                                               Associates, an international literary agency
New York, New York 10022                                                      representing leading authors in their relationships
                                                                              with publishers and motion picture, television and
                                                                              multi-media companies, and of counsel to the law
                                                                              firm of Janklow & Ashley. Mr. Janklow is a director
                                                                              or trustee of 22 investment companies for which
                                                                              Brinson Advisors, UBS PaineWebber or one of their
                                                                              affiliates serves as investment advisor, sub-advisor
                                                                              or manager.

                                                  POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                                 HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                                FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                             TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                             -----------                          -----------------------------------
Frederic V. Malek; 65                          Trustee since 1987             Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylvania Avenue, N.W.                                                (merchant bank) and chairman of Thayer Hotel
Suite 350                                                                     Investors III, Thayer Hotel Investors II and Lodging
Washington, D.C. 20004                                                        Opportunities Fund (hotel investment partnerships).
                                                                              From January 1992 to November 1992, he was campaign
                                                                              manager of Bush-Quayle `92. From 1990 to 1992, he
                                                                              was vice chairman and, from 1989 to 1990, he was
                                                                              president of Northwest Airlines Inc. and NWA Inc.
                                                                              (holding company of Northwest Airlines Inc.). Prior
                                                                              to 1989, he was employed by the Marriott Corporation
                                                                              (hotels, restaurants, airline catering and contract
                                                                              feeding), where he most recently was an executive
                                                                              vice president and president of Marriott Hotels and
                                                                              Resorts. Mr. Malek is also a director of Aegis
                                                                              Communications, Inc. (tele-services), American
                                                                              Management Systems, Inc. (management consulting and
                                                                              computer related services), Automatic Data
                                                                              Processing, Inc. (computing services), CB Richard
                                                                              Ellis, Inc. (real estate services), FPL Group, Inc.
                                                                              (electric services), Classic Vacation Group
                                                                              (packaged vacations), Manor Care, Inc. (health
                                                                              care), and Northwest Airlines Inc. Mr. Malek is a
                                                                              director or trustee of 22 investment companies for
                                                                              which Brinson Advisors, UBS PaineWebber or one of
                                                                              their affiliates serves as investment advisor,
                                                                              sub-advisor or manager.

Carl W. Schafer; 66                            Trustee since 1996             Mr. Schafer is president of the Atlantic Foundation
66 Witherspoon Street                                                         (charitable foundation). He is a director of Labor
#1100                                                                         Ready, Inc. (temporary employment), Roadway Express,
Princeton, NJ 08542                                                           Inc. (trucking), The Guardian Group of Mutual Funds,
                                                                              the Harding, Loevner Funds, E.I.I. Realty Trust
                                                                              (investment company), Electronic Clearing House,
                                                                              Inc. (financial transactions processing), Frontier
                                                                              Oil Corporation and Nutraceutix, Inc. (biotechnology
                                                                              company). Prior to January 1993, he was chairman of
                                                                              the Investment Advisory Committee of the Howard
                                                                              Hughes Medical Institute. Mr. Schafer is a director
                                                                              or trustee of 22 investment companies for which
                                                                              Brinson Advisors, UBS PaineWebber or one of their
                                                                              affiliates serves as investment advisor, sub-advisor
                                                                              or manager.

William D. White; 68                           Trustee since 2001             Mr. White is retired. From February 1989 through
P.O. Box 199                                                                  March 1994, he was president of the National League
Upper Black Eddy, PA 18972                                                    of Professional Baseball Clubs. Prior to 1989, he
                                                                              was a television sportscaster for WPIX-TV, New York.
                                                                              Mr. White served on the Board of Directors of Centel
                                                                              from 1989 to 1993 and until recently on the board of
                                                                              directors of Jefferson Banks Incorporated,
                                                                              Philadelphia, PA. Mr. White is a director or trustee
                                                                              of 22 investment companies for which Brinson
                                                                              Advisors, UBS PaineWebber or one of their affiliates
                                                                              serves as investment advisor, sub-advisor or
                                                                              manager.

OFFICERS

                                                  POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                                 HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                                FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                             TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                             -----------                          -----------------------------------
T. Kirkham Barneby*; 55                     Vice President since 1995         Mr. Barneby is a managing director and chief
                                                                              investment officer-quantitative investments of
                                                                              Brinson Advisors. Mr. Barneby is a vice president of
                                                                              nine investment companies for which Brinson
                                                                              Advisors, UBS PaineWebber or one of their affiliates
                                                                              serves as investment advisor, sub-advisor or
                                                                              manager.

Thomas Disbrow***; 36                          Vice President and             Mr. Disbrow is a director and a senior manager of
                                         Assistant Treasurer since 2000       the mutual fund finance department of Brinson
                                                                              Advisors. Prior to November 1999, he was a vice
                                                                              president of Zweig/Glaser Advisers. Mr. Disbrow is a
                                                                              vice president and assistant treasurer of 22
                                                                              investment companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.

Amy R. Doberman*; 39                           Vice President and             Ms. Doberman is a managing director and general
                                              Secretary since 2000            counsel of Brinson Advisors. From December 1997
                                                                              through July 2000, she was general counsel of Aeltus
                                                                              Investment Management, Inc. Prior to working at
                                                                              Aeltus, Ms. Doberman was a Division of Investment
                                                                              Management Assistant Chief Counsel at the SEC. Ms.
                                                                              Doberman is a vice president and secretary of 24
                                                                              investment companies and secretary of one investment
                                                                              company for which Brinson Advisors, Brinson
                                                                              Partners, UBS PaineWebber or one of their affiliates
                                                                              serves as investment advisor, sub-advisor or
                                                                              manager.

Elbridge T. Gerry III*; 44                  Vice President since 2000         Mr. Gerry is a managing director and chief
                                                                              investment officer - fixed income of Brinson
                                                                              Advisors. Mr. Gerry is a vice president of six
                                                                              investment companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.

Kevin J. Mahoney***; 36                        Vice President and             Mr. Mahoney is a director and a senior manager of
                                              Assistant Treasurer             the mutual fund finance department of Brinson
                                                   since 1999                 Advisors. From August 1996 through March 1999, he
                                                                              was the manager of the mutual fund internal control
                                                                              group of Salomon Smith Barney. Mr. Mahoney is a vice
                                                                              president and assistant treasurer of 22 investment
                                                                              companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.

Michael H. Markowitz****; 37                Vice President since 2001         Mr. Markowitz is an executive director, portfolio
                                                                              manager and head of U.S. short duration fixed income
                                                                              of Brinson Advisors. He is also an executive
                                                                              director and portfolio manager of Brinson Partners,
                                                                              Inc., an affiliate of Brinson Advisors. Mr.
                                                                              Markowitz is a vice president of 10 investment
                                                                              companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.


                                                  POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                                 HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                                FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                             TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                             -----------                          -----------------------------------
Emil Polito*; 41                            Vice President since 2001         Mr. Polito is an executive director and head of
                                                                              investment support and mutual fund services of
                                                                              Brinson Advisors. From July 2000 to October 2000, he
                                                                              was a senior manager of investment systems at
                                                                              Dreyfus Corp. Prior to July 2000, Mr. Polito was a
                                                                              senior vice president and director of operations and
                                                                              control for Brinson Advisors. Mr. Polito is a vice
                                                                              president of 22 investment companies for which
                                                                              Brinson Advisors, UBS PaineWebber or one of their
                                                                              affiliates serves as investment advisor, sub-advisor
                                                                              or manager.

Susan P. Ryan*; 41                          Vice President since 1995         Ms. Ryan is an executive director and a portfolio
                                                                              manager of Brinson Advisors. Ms. Ryan is a vice
                                                                              president of six investment companies for which
                                                                              Brinson Advisors, UBS PaineWebber or one of their
                                                                              affiliates serves as investment advisor, sub-advisor
                                                                              or manager.

Paul H. Schubert***; 39                        Vice President and             Mr. Schubert is an executive director and head of
                                              Treasurer since 1995            the mutual fund finance department of Brinson
                                                                              Advisors. Mr. Schubert is a vice president and
                                                                              treasurer of 22 investment companies and treasurer
                                                                              and principal accounting officer of three investment
                                                                              companies for which Brinson Advisors, Brinson
                                                                              Partners, UBS PaineWebber or one of their affiliates
                                                                              serves as investment advisor, sub-advisor or
                                                                              manager.

Brian M. Storms*; 47                          President since 2000            Mr. Storms is chief operating officer (since
                                                                              September 2001) and president of Brinson Advisors
                                                                              (since March 1999). Mr. Storms was chief executive
                                                                              officer of Brinson Advisors from October 2000 to
                                                                              September 2001. He was president of Prudential
                                                                              Investments (1996-1999). Prior to joining Prudential
                                                                              Investments he was a managing director at Fidelity
                                                                              Investments. Mr. Storms is president of 22
                                                                              investment companies and president and trustee of
                                                                              three investment companies for which Brinson
                                                                              Advisors, Brinson Partners, UBS PaineWebber or one
                                                                              of their affiliates serves as investment advisor,
                                                                              sub-advisor or manager.

Keith A. Weller*; 40                           Vice President and             Mr. Weller is a director and senior associate
                                              Assistant Secretary             general counsel of Brinson Advisors. Mr. Weller is a
                                                   since 1995                 vice president and assistant secretary of 22
                                                                              investment companies for which Brinson Advisors, UBS
                                                                              PaineWebber or one of their affiliates serves as
                                                                              investment advisor, sub-advisor or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
**    Address for mailing purposes only.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.
**** This person's business address is 209 South LaSalle Street, Chicago, Illinois 60604-1295.
+ Mr. Bewkes and Mrs. Alexander are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

                                        BRINSON SERIES
                                        TRUST

                                        AGGRESSIVE
                                        GROWTH
                                        PORTFOLIO

                                        DECEMBER 31, 2001

                                        ANNUAL REPORT

BRINSON ADVISORS
(C) 2002 Brinson Advisors, Inc.
All Rights Reserved